SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 11, 2012

                                 NANO LABS CORP.
                                 ---------------
                 (Name of Small Business Issuer in its charter)

       Colorado                   333-171658                84-1307164
-------------------------  ----------------------   ----------------------------
 (State of incorporation)  (Commission File No.)    (IRS Employer Identification
     No.)

                                  Calle 4, #37
                     Fraccionamiento Industrial Alce Blanco
                            Municipality of Naucalpan
                       Estado de Mexico, Mexico MCP 53520
                    ----------------------------------------
      (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: 52-555-359-3446

                           Colorado Ceramic Tile, Inc.
                             4151 E. County Line Rd.
                              Centennial, CO 80122
                    ---------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation of Bylaws;  Change in Fiscal
            Year.

     On March 28, 2012 the directors and shareholders of the Company approved, by written consent, the following amendments to the Company's Articles of
Incorporation:

     o an amendment changing the name of the Company from Colorado Ceramic Tile, Inc. to Nano Labs Corp.; and

     o an amendment effecting a forward stock split of the Company's issued and outstanding common stock on a 25-for-1 basis.

     The amendments were filed with Colorado Secretary of State on April 11, 2012.

     The name change and the 25-for-1 forward stock split will become effective in the over-the-counter market when FINRA announces the effective date of such actions.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 17, 2012                   NANO LABS CORP.


                                       By: /s/ Bernardo Chavarria
                                           -----------------------------------
                                           Bernardo Chavarria, Chief
                                           Executive Officer

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